As filed with the Securities and Exchange Commission on July 23, 2001
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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): July 6, 2001

                         PLAYBOY ENTERPRISES, INC.
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                       (Exact name of registrant as specified in its charter)

         DELAWARE                    1-6813                   36-4249478
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(State or other Jurisdiction   (Commission File Number)     (IRS Employer
     of Incorporation)                                      Identification No.)

680 NORTH LAKE SHORE DRIVE, CHICAGO, ILLINOIS                         60611
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(Address of principal executive offices)                            (Zip Code)

(Registrant's telephone number, including area code)            (312) 751-8000
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                               NOT APPLICABLE
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       (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

         On July 6, 2001, Playboy Enterprises, Inc. (the "Company") acquired (i) two networks (The Hot Network and The Hot Zone) and the related television assets of Califa Entertainment Group, Inc. ("Califa") and (ii) a third network (Vivid TV) and the related television assets from V.O.D., Inc. ("VODI") pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of June 29, 2001, by and among the Company, Califa, VODI, Steven Hirsch, Dewi James and William Asher. Consideration for the Califa transaction is $28.3 million, excluding the outstanding note and non-compete agreement, and for VODI is $41.7 million. These amounts will be paid over 10 years, and a majority of the payments may be made in cash or stock at the Company's option. The consideration for both companies could potentially increase by a total of $12 million should the acquired assets achieve certain performance targets. The Asset Purchase Agreement is attached hereto as an Exhibit and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements

                  In accordance with Item 7(a)(4), such financial statements shall be filed no later than 60 days after July 23, 2001.

         (b)      Pro Forma Financial Information

                  In accordance with Item 7(b), such financial statements shall be filed no later than 60 days after July 23, 2001.

         (c)      Exhibits

                  Exhibit No.       Description
                  -----------       -----------

                  2.1* Asset Purchase Agreement, dated as of June 29, 2001, by and among Playboy Enterprises, Inc., Califa Entertainment Group, Inc., V.O.D., Inc., Steven Hirsch, Dewi James and William Asher. Playboy Enterprises, Inc. agrees to furnish supplementally any omitted schedule to the Securities and Exchange Commission upon request.
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*   Certain information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.



                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          PLAYBOY ENTERPRISES, INC.

                          By:         /s/ Linda G. Havard
                                  ---------------------------------
                                  Name:    Linda G. Havard
                                  Title:   Executive Vice President, Finance
                                           and Operations, and Chief Financial
                                           Officer (Authorized Officer and
                                           Principal Financial and Accounting
                                           Officer)

Dated:   July 23, 2001



                               EXHIBIT INDEX


                  Exhibit No.       Description
                  -----------       -----------

                  2.1* Asset Purchase Agreement, dated as of June 29, 2001, by and among Playboy Enterprises, Inc., Califa Entertainment Group, Inc., V.O.D., Inc., Steven Hirsch, Dewi James and William Asher. Playboy Enterprises, Inc. agrees to furnish supplementally any omitted schedule to the Securities and Exchange Commission upon request.

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*    Certain information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange
     Commission.